Consolidated Schedule of Investments (unaudited)
March 31, 2026
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 Franklin BSP Lending Fund

(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount	Value
Senior Secured 1st Lien Debt — 104.8%
Bank Loans — 99.8%
Aerospace & Defense — 4.3%
Saturn Sound Bidco Ltd., Term Loan (1 mo. Term SOFR + 5.250%)	8.917%	12/3/31	$11,956,854	$11,807,394 (a)(b)(c)
TransDigm Inc., Term Loan M (1 mo. Term SOFR + 2.500%)	6.168%	8/19/32	1,326,667	1,328,133 (a)(b)(d)
Total Aerospace & Defense				13,135,527
Air Freight & Logistics — 1.5%
ICAT Intermediate Holdings LLC, 4th Amendment Delayed Draw Term Loan	—	3/1/29	1,503,060	1,483,821 (c)(e)
ICAT Intermediate Holdings LLC, 4th Amendment Revolving Term Loan	—	3/1/29	228,000	225,082 (c)(e)
ICAT Intermediate Holdings LLC, 4th Amendment Term Loan (1 mo. Term SOFR + 6.250%)	9.918%	3/1/29	2,989,975	2,951,703 (a)(b)(c)(d)
Total Air Freight & Logistics				4,660,606
Automobile Components — 0.5%
Clarios Global LP, 2024 Term Loan B (1 mo. Term SOFR + 2.500%)	6.168%	5/6/30	1,488,694	1,485,902 (a)(b)(d)
Capital Markets — 9.1%
CoreLogic Inc., First Lien Initial Term Loan (1 mo. Term SOFR + 3.614%)	7.282%	6/2/28	1,496,084	1,434,377 (a)(b)(d)
Flow Traders Holding LLC, Revolving Term Loan	—	10/29/31	1,692,000	1,668,312 (c)(e)
Flow Traders Holding LLC, Term Loan (3 mo. Term SOFR + 5.000%)	8.700%	10/29/31	4,489,440	4,426,588 (a)(b)(c)(d)
Modern Wealth Management, Delayed Draw Term Loan	—	8/27/32	1,554,137	1,543,413 (c)(e)
Modern Wealth Management, Revolving Term Loan	—	8/27/32	311,000	308,854 (c)(e)
Modern Wealth Management, Initial Term Loan (3 mo. Term SOFR + 4.500%)	8.201%	8/27/32	2,636,392	2,618,201 (a)(b)(c)(d)
Nexus Buyer LLC, Amendment No. 9 Refinancing Term Loan (1 mo. Term SOFR + 3.500%)	7.168%	7/31/31	2,486,203	2,397,632 (a)(b)(d)
Rialto Management Group LLC, 2024 Revolving Term Loan	—	12/5/30	751,000	751,000 (c)(e)
Rialto Management Group LLC, Incremental Term Loan (1 mo. Term SOFR + 4.750%)	8.418%	12/5/30	7,509,000	7,509,000 (a)(b)(c)(d)
Wharf Street Ratings Acquisition LLC, Delayed Draw Term Loan	—	9/16/32	492,000	487,474 (c)(e)
Wharf Street Ratings Acquisition LLC, Revolving Term Loan	—	9/16/32	492,000	487,474 (c)(e)
Wharf Street Ratings Acquisition LLC, Term Loan (1 mo. Term SOFR + 4.750%)	8.418%	9/16/32	4,418,925	4,378,271 (a)(b)(c)(d)
Total Capital Markets				28,010,596
Chemicals — 5.2%
Reagent Chemical & Research Inc., Amendment No. 1 Incremental Term Loan (1 mo. Term SOFR + 5.250%)	8.918%	4/30/30	9,572,593	9,572,592 (a)(b)(c)(d)
US Salt Investors LLC, Revolving Term Loan	—	2/28/33	666,000	659,407 (c)(e)
US Salt Investors LLC, Initial Term Loan (3 mo. Term SOFR + 4.250%)	7.923%	2/28/33	5,732,000	5,675,253 (a)(b)(c)(d)
Total Chemicals				15,907,252
Commercial Services & Supplies — 2.0%
Groome Purchaser LLC, Delayed Draw Term Loan A	—	8/29/31	602,000	596,582 (c)(e)
Groome Purchaser LLC, Delayed Draw Term Loan B	—	8/29/31	904,000	895,864 (c)(e)
Groome Purchaser LLC, Revolving Term Loan	—	8/29/31	452,000	447,932 (c)(e)
Groome Purchaser LLC, Initial Term Loan (3 mo. Term SOFR + 4.750%)	8.480%	8/29/31	2,829,908	2,804,438 (a)(b)(c)(d)
Heritage Environmental Services Inc., Initial Term Loan (1 mo. Term SOFR + 3.250%)	6.198%	4/1/33	1,500,000	1,503,750 (a)(b)(c)(d)
Total Commercial Services & Supplies				6,248,566
Construction & Engineering — 8.9%
Michael Baker International LLC, Initial Term Loan (3 mo. Term SOFR + 4.500%)	8.200%	12/1/28	15,490,105	15,065,676 (a)(b)(c)(d)
Westwood Professional Services Inc., Amendment No. 1 Incremental Term Loan (3 mo. Term SOFR + 4.500%)	8.200%	3/21/33	12,331,701	12,331,701 (a)(b)(c)(d)
Total Construction & Engineering				27,397,377
Consumer Staples Distribution & Retail — 0.5%
Delivery Hero SE, 2026 Dollar Term Loan (3 mo. Term SOFR + 5.000%)	8.716%	6/30/32	1,500,000	1,453,133 (a)(b)(d)
Distributors — 2.1%
Charter Industries Holdings LLC, Delayed Draw Term Loan	—	10/1/32	608,000	602,346 (c)(e)
Franklin BSP Lending Fund 2026 Quarterly Report
|1

Consolidated Schedule of Investments (unaudited) (cont’d)
March 31, 2026
 Franklin BSP Lending Fund
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount	Value
Charter Industries Holdings LLC, Revolving Term Loan	—	10/1/32	$912,000	$903,518 (c)(e)
Charter Industries Holdings LLC, Initial Term Loan (2 mo. Term SOFR + 4.750%)	8.411%	10/1/32	5,077,782	5,027,497 (a)(b)(c)(d)
Total Distributors				6,533,361
Diversified Consumer Services — 1.8%
Wand NewCo 3 Inc., Tranche B2 Term Loan (1 mo. Term SOFR + 2.500%)	6.168%	1/30/31	1,459,715	1,449,760 (a)(b)(d)
WIN Holdings III Corp., 2025 Term Loan (1 mo. Term SOFR + 5.100%)	8.778%	7/14/28	3,498,420	3,498,420 (a)(b)(c)(d)
WIN Holdings III Corp., 2026 Term Loan (1 mo. Term SOFR + 5.850%)	9.528%	7/17/28	497,000	497,000 (a)(b)(c)(d)
Total Diversified Consumer Services				5,445,180
Diversified Telecommunication Services — 6.3%
Genesys Cloud Services Holdings II LLC, 2025 Dollar Term Loan (1 mo. Term SOFR + 2.500%)	6.168%	1/30/32	1,492,462	1,430,898 (a)(b)(d)
Hunter Communications & Technologies LLC, Delayed Draw Team Loan	—	3/31/32	2,855,000	2,826,450 (c)(e)
Hunter Communications & Technologies LLC, Revolving Term Loan	—	3/31/32	572,000	566,280 (c)(e)
Hunter Communications & Technologies LLC, Initial Term Loan (1 mo. Term SOFR + 4.750%)	8.418%%	1/2/40	5,282,000	5,229,180 (a)(b)(c)(d)
Last Dance Intermediate II, LLC, 2026 Incremental Delayed Draw Term Loan	—	3/31/31	7,488,000	7,488,000 (c)(e)
Zayo Group Holdings Inc., Dollar Term Loan (1 mo. Term SOFR + 3.114%)	6.782%	3/11/30	2,000,288	1,967,673 (a)(b)(d)
Total Diversified Telecommunication Services				19,508,481
Electrical Equipment — 5.5%
Trystar LLC, Amendment No. 2 Incremental Delayed Draw Term Loan	—	8/6/31	10,636,000	10,636,000 (c)(e)
Trystar LLC, Amendment No. 2 Incremental Revolving Term Loan	—	8/6/31	2,836,000	2,836,000 (c)(e)
Trystar LLC, Amendment No. 2 Incremental Term Loan (3 mo. Term SOFR + 4.500%)	8.167%	8/6/31	3,545,000	3,545,000 (a)(b)(c)(d)
Total Electrical Equipment				17,017,000
Financial Services — 6.4%
Aprio Advisory Group LLC, 2025 Incremental Delayed Draw Term Loan	—	8/1/31	10,536,000	10,435,908 (c)(e)
Aprio Advisory Group LLC, Revolving Term Loan	—	8/1/31	855,000	846,878 (c)(e)
Jane Street Group LLC, Extended Term Loan (3 mo. Term SOFR + 2.000%)	5.673%	12/15/31	498,684	490,184 (a)(b)(d)
Jump Financial LLC, Term Loan B1 (3 mo. Term SOFR + 3.500%)	7.200%	2/26/32	1,990,000	1,992,487 (a)(b)(c)(d)
Jupiter Borrower Inc., Term Loan B	—	3/25/33	1,500,000	1,500,000 (a)(b)(c)
Wipfli Advisory LLC, Delayed Draw Term Loan	—	10/1/32	1,037,000	1,034,615 (c)(e)
Wipfli Advisory LLC, Revolving Term Loan	—	10/1/32	691,000	687,821 (c)(e)
Wipfli Advisory LLC, Term Loan (2 mo. Term SOFR + 4.500%)	8.161%	10/1/32	2,764,000	2,757,643 (a)(b)(c)(d)
Total Financial Services				19,745,536
Health Care Equipment & Supplies — 0.3%
Hologic Inc., USD Initial Term Loan B	—	4/7/33	1,000,000	989,315 (a)(b)
Health Care Providers & Services — 1.5%
Cotiviti Inc., Initial Term Loan (1 mo. Term SOFR + 2.750%)	6.418%	5/1/31	2,484,874	2,295,415 (a)(b)(d)
Raven Acquisition Holdings LLC, Initial Term Loan	—	11/19/31	933,000	916,421 (a)(b)
Raven Acquisition Holdings LLC, 2024 Delayed Draw Term Loan	—	11/19/31	67,000	65,809 (a)(b)
Zelis Cost Management Buyer Inc., Amendment No. 5 Term Loan (1 mo. Term SOFR + 3.250%)	6.918%	11/26/31	1,488,693	1,444,219 (a)(b)(d)
Total Health Care Providers & Services				4,721,864
Health Care Technology — 0.3%
Gainwell Acquisition Corp., Term Loan B (3 mo. Term SOFR + 4.100%)	7.800%	10/1/27	997,368	970,360 (a)(b)(d)
Hotels, Restaurants & Leisure — 1.0%
UFC Holdings LLC, Term Loan B5 (3 mo. Term SOFR + 2.000%)	5.664%	11/21/31	1,496,231	1,497,166 (a)(b)(d)
Whatabrands LLC, 2024 Refinancing Term Loan B (1 mo. Term SOFR + 2.500%)	6.168%	8/3/28	1,488,694	1,488,031 (a)(b)(d)
Total Hotels, Restaurants & Leisure				2,985,197
Insurance — 6.1%
Alera Group Inc., 2026 New Term Loan (1 mo. Term SOFR + 2.750%)	6.418%	5/28/32	997,500	969,555 (a)(b)(d)
Galway Borrower LLC, Refinancing Term Loan B (3 mo. Term SOFR + 4.500%)	8.200%	9/29/28	1,075,607	1,075,607 (a)(b)(c)(d)
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Franklin BSP Lending Fund 2026 Quarterly Report

 Franklin BSP Lending Fund
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount	Value
Galway Borrower LLC, 2nd Amendment Delayed Draw Term Loan (3 mo. Term SOFR + 4.500%)	8.200%	9/29/28	$1,782,756	$1,782,756 (a)(b)(c)(d)
HIG Operations Holdings Inc., Amendment No. 6 Delayed Draw Term Loan B	—	6/11/31	15,000,000	15,000,000 (c)(e)
Total Insurance				18,827,918
Interactive Media & Services — 0.5%
CMI Marketing Inc., Term Loan B (1 mo. Term SOFR + 4.364%)	8.032%	3/23/28	1,488,281	1,436,191 (a)(b)(c)(d)
Life Sciences Tools & Services — 0.5%
Resonetics LLC, 2025 Specified Refinancing Term Loan (3 mo. Term SOFR + 2.750%)	6.421%	6/18/31	1,488,750	1,484,797 (a)(b)(d)
Machinery — 0.3%
TK Elevator Midco Gmbh, Term Loan Facility B2	—	4/30/30	1,100,000	1,102,981 (a)(b)
Media — 0.5%
Nielsen Consumer Inc., 2025 Term Loan	—	10/31/30	1,496,231	1,479,399 (a)(b)(c)
Oil, Gas & Consumable Fuels — 8.5%
ACE Solutions LLC, Delayed Draw Term Loan	—	3/24/32	6,836,000	6,733,460 (c)(e)
ACE Solutions LLC, Closing Date Delayed Draw Term Loan	—	3/24/32	2,849,000	2,806,265 (c)(e)
ACE Solutions LLC, Initial Term Loan (3 mo. Term SOFR + 5.250%)	8.956%	3/24/32	9,590,000	9,446,150 (a)(b)(c)(d)
Palmdale Oil Co. LLC, Delayed Draw Term Loan	—	12/5/31	929,000	929,000 (c)(e)
Palmdale Oil Co. LLC, Initial Term Loan (3 mo. Term SOFR + 4.750%)	8.450%	12/12/31	3,086,265	3,086,265 (a)(b)(c)(d)
Palmdale Oil Co. LLC, Closing Date Delayed Draw Term Loan	—	12/12/31	3,094,000	3,079,458 (c)(e)
Total Oil, Gas & Consumable Fuels				26,080,598
Passenger Airlines — 0.3%
American Airlines Inc./AAdvantage Loyality IP Ltd., Repriced Term Loan (3 mo. Term SOFR + 2.250%)	5.918%	4/20/28	1,000,000	992,500 (a)(b)(d)
Professional Services — 15.5%
Axiom Global Inc., 7th Amendment Term Loan (3 mo. Term SOFR + 4.600%)	8.267%	10/2/28	14,962,500	14,962,500 (a)(b)(c)(d)
Bayou Holdings Buyer Inc., Delayed Draw Term Loan	—	9/18/31	705,000	700,206 (c)(e)
Bayou Holdings Buyer Inc., Revolving Term Loan	—	9/18/31	564,000	558,868 (c)(e)
Bayou Holdings Buyer Inc., Term Loan (3 mo. Term SOFR + 4.750%)	8.450%	9/18/31	3,648,665	3,631,881 (a)(b)(c)(d)
Onesource Virtual Inc., Revolving Term Loan	—	1/31/33	2,503,000	2,490,735 (c)(e)
Onesource Virtual Inc., Initial Term Loan (3 mo. Term SOFR + 4.750%)	8.45%	1/28/33	17,525,000	17,439,128 (a)(b)(c)(d)
Trinity Air Consultants Holdings Corp., Delayed Draw Term Loan	—	6/29/28	602,000	602,000 (c)(e)
Trinity Air Consultants Holdings Corp., Revolving Term Loan	—	6/29/29	161,000	161,000 (c)(e)
Trinity Air Consultants Holdings Corp., 2025 Incremental Term Loan (3 mo. Term SOFR + 4.350%)	8.018%	6/29/28	2,802,616	2,796,220 (a)(b)(c)(d)
Victors CCC Buyer LLC, Amendment No.6 Incremental Delayed Draw Term Loan	—	6/1/29	936,000	936,000 (c)(e)
Victors CCC Buyer LLC, Amendment No.6 Incremental Term Loan (1 mo. Term SOFR + 4.500%)	8.168%	6/1/29	2,800,980	2,800,980 (a)(b)(c)(d)
Victors CCC Buyer LLC, 5th Amendment Incremental Term Loan (3 mo. Term SOFR + 4.500%)	8.164%	6/1/29	838,000	838,000 (a)(b)(c)(d)
Total Professional Services				47,917,518
Semiconductors & Semiconductor Equipment — 0.5%
Altar Bidco Inc., Initial Term Loan	—	2/1/29	1,496,114	1,489,569 (a)(b)
Software — 9.4%
Saab Purchaser Inc., 1st Amendment Delayed Draw Term Loan	—	11/12/31	2,971,000	2,942,478 (c)(e)
Saab Purchaser Inc., Revolving Term Loan	—	11/12/31	396,000	392,198 (c)(e)
Saab Purchaser Inc., 1st Amendment Term Loan (3 mo. Term SOFR + 4.500%)	8.200%	11/12/31	3,070,000	3,040,528 (a)(b)(c)(d)
Vanco Payment Solutions LLC, Revolving Term Loan	—	12/1/31	492,000	487,129 (c)(e)
Vanco Payment Solutions LLC, 7th Amendment Term Loan (3 mo. Term SOFR + 4.750%)	8.450%	12/1/31	10,417,890	10,314,753 (a)(b)(c)(d)
Varicent Intermediate Holdings Corp., Amendment No. 1 Delayed Draw Term Loan	—	8/22/31	210,000	206,325 (c)(e)
Varicent Intermediate Holdings Corp., Amendment No. 1 Revolving Term Loan	—	8/25/31	99,000	97,268 (c)(e)
Varicent Intermediate Holdings Corp., Amendment No. 1 Term Loan (3 mo. Term SOFR + 2.875%)	6.547%	8/22/31	852,000	837,090 (a)(b)(c)(d)
Franklin BSP Lending Fund 2026 Quarterly Report
|3

Consolidated Schedule of Investments (unaudited) (cont’d)
March 31, 2026
 Franklin BSP Lending Fund
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount	Value
Zendesk Inc., 2024 Delayed Draw Term Loan	—	11/22/28	$1,306,727	$1,285,820 (c)(e)
Zendesk Inc., 2025 Delayed Draw Term Loan	—	11/22/28	685,857	674,883 (c)(e)
Zendesk Inc., 2024 Revolving Term Loan	—	11/22/28	825,188	811,985 (c)(e)
Zendesk Inc., 2024 Term Loan (3 mo. Term SOFR + 5.000%)	8.706%	11/22/28	8,104,688	7,975,013 (a)(b)(c)(d)
Total Software				29,065,470
Transportation Infrastructure — 0.5%
Brown Group Holding LLC, Initial Term Loan (1 mo. Term SOFR + 2.500%)	6.168%	7/1/31	1,488,665	1,492,483 (a)(b)(d)

Total Bank Loans (Cost — $307,156,442)				307,584,677
Corporate Bonds & Notes — 5.0%
Diversified Telecommunication Services — 0.5%
VZ Secured Financing BV, Senior Secured Notes	7.500%	1/15/33	1,500,000	1,415,248 (f)
Electric Utilities — 0.5%
Pacific Gas and Electric Co., First Mortgage Bonds	5.900%	10/1/54	1,500,000	1,398,807
Financial Services — 0.5%
Jane Street Group/JSG Finance Inc., Senior Secured Notes	7.125%	4/30/31	1,500,000	1,542,849 (g)
Health Care Providers & Services — 0.5%
Tenet Healthcare Corp., Senior Secured Notes	6.750%	5/15/31	1,500,000	1,534,092
IT Services — 1.5%
APLD ComputeCo 2 LLC, Senior Secured Notes	6.750%	3/15/31	1,000,000	993,339 (g)
Cipher Compute LLC, Senior Secured Notes	7.125%	11/15/30	1,500,000	1,555,919 (g)
WULF Compute LLC, Senior Secured Notes	7.750%	10/15/30	2,000,000	2,114,630 (g)
Total IT Services				4,663,888
Media — 0.4%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	6.484%	10/23/45	1,500,000	1,384,270
Passenger Airlines — 1.1%
American Airlines Inc., Senior Secured Notes	7.250%	2/15/28	1,500,000	1,509,695 (g)
JetBlue Airways Corp./JetBlue Loyalty LP, Senior Secured Notes	9.875%	9/20/31	2,000,000	1,892,837 (g)
Total Passenger Airlines				3,402,532

Total Corporate Bonds & Notes (Cost — $15,668,007)				15,341,686

Total Senior Secured 1st Lien Debt (Cost — $322,824,449)				322,926,363
Senior Secured 2nd Lien Debt — 14.0%
Bank Loans — 13.5%
Electrical Equipment — 4.4%
Resilience Parent LLC, Initial Term Loan (3 mo. Term SOFR + 5.250%)	8.876%	2/27/34	13,699,000	13,563,380 (a)(b)(c)(d)
Financial Services — 5.5%
Ascensus Group Holdings Inc., Initial Term Loan (1 mo. Term SOFR + 5.250%)	8.918%	11/25/33	16,755,000	17,006,325 (a)(b)(c)(d)
Health Care Equipment & Supplies — 2.2%
Hologic Inc., Second Lien Term Loan	—	4/7/32	6,817,000	6,782,915 (a)(b)(c)
Machinery — 1.4%
Victory Buyer LLC, 2026 Term Loan (3 mo. Term SOFR + 6.000%)	9.668%	2/13/34	4,348,000	4,305,389 (a)(b)(c)(d)

Total Bank Loans (Cost — $41,290,365)				41,658,009
Corporate Bonds & Notes — 0.5%
Independent Power and Renewable Electricity Producers — 0.5%
VoltaGrid LLC, Secured Notes	7.375%	11/1/30	1,500,000	1,549,904 (g)

Total Senior Secured 2nd Lien Debt (Cost — $42,771,903)				43,207,913
Equity/Other Investments — 9.7%
Corporate Bonds & Notes — 8.7%
Diversified Telecommunication Services — 0.5%
American Tower Corp., Senior Notes	4.700%	12/15/32	1,500,000	1,474,548
Electrical Equipment — 0.3%
Vertiv Holdings Co., Senior Notes	4.850%	3/15/36	1,000,000	972,787
4|
Franklin BSP Lending Fund 2026 Quarterly Report

 Franklin BSP Lending Fund
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount	Value

Financial Services — 1.2%
Apollo Global Management Inc., Senior Notes	6.375%	11/15/33	$1,000,000	$1,059,650
Freedom Mortgage Holdings LLC, Senior Notes	6.875%	5/1/31	2,000,000	1,871,766 (g)
KKR & Co. Inc., Senior Notes	5.100%	8/7/35	1,000,000	967,833
Total Financial Services				3,899,249
Hotels, Restaurants & Leisure — 0.5%
NCL Corp. Ltd., Senior Notes	5.875%	1/15/31	1,500,000	1,458,249 (g)
Interactive Media & Services — 0.5%
Neptune Bidco US Inc., Senior Secured Notes	9.290%	4/15/29	1,500,000	1,505,397 (g)
IT Services — 1.1%
APLD ComputeCo LLC, Senior Secured Notes	9.250%	12/15/30	1,500,000	1,546,803 (g)
Flash Compute LLC, Senior Secured Notes	7.250%	12/31/30	1,000,000	1,008,041 (g)
SV RNO Property Owner 1 LLC, Senior Secured Notes	5.875%	3/1/31	1,000,000	989,088 (g)
Total IT Services				3,543,932
Machinery — 0.5%
WESCO Distribution Inc., Senior Notes	5.250%	4/15/31	1,500,000	1,494,796 (g)
Metals & Mining — 0.5%
Taseko Mines Ltd., Senior Secured Notes	8.250%	5/1/30	1,500,000	1,565,715 (g)
Oil, Gas & Consumable Fuels — 1.1%
Golar LNG Ltd., Senior Notes	7.500%	10/2/30	1,500,000	1,518,477 (g)
Venture Global Plaquemines LNG LLC, Senior Secured Notes	6.125%	12/15/30	2,000,000	2,057,952 (g)
Total Oil, Gas & Consumable Fuels				3,576,429
Passenger Airlines — 1.0%
Delta Air Lines Inc., Senior Notes	5.250%	7/10/30	1,500,000	1,510,515
United Airlines Holdings Inc., Senior Notes	5.375%	3/1/31	1,500,000	1,470,850
Total Passenger Airlines				2,981,365
Semiconductors & Semiconductor Equipment — 0.5%
Qnity Electronics Inc., Senior Secured Notes	5.750%	8/15/32	1,500,000	1,503,662 (g)
Software — 1.0%
Fair Isaac Corp., Senior Notes	6.250%	9/15/34	1,500,000	1,476,581 (g)
Oracle Corp., Senior Notes	6.250%	11/9/32	1,500,000	1,539,917
Total Software				3,016,498

Total Corporate Bonds & Notes (Cost — $27,371,379)				26,992,627
		Acquisition Date	Cost
Equity — 1.0%
Financial Services — 1.0%
BSP Equipment Financing LLC		11/12/25	2,978,727	2,978,727 (c)(h)(i)(j)

Total Equity/Other Investments (Cost — $30,350,106)				29,971,354
	Rate	Maturity Date	Face Amount
Subordinated Debt — 6.7%
Corporate Bonds & Notes — 6.7%
Aerospace & Defense — 0.9%
Boeing Co., Senior Notes	5.930%	5/1/60	$1,500,000	1,441,071
TransDigm Inc., Subordinated Notes	6.750%	1/31/34	1,500,000	1,520,782 (g)
Total Aerospace & Defense				2,961,853
Electronic Equipment, Instruments & Components — 0.5%
Coherent Corp., Senior Notes	5.000%	12/15/29	1,500,000	1,472,599 (g)
Financial Services — 0.3%
Shift4 Payments LLC/Shift4 Payments Finance Sub Inc., Senior Notes	6.750%	8/15/32	1,000,000	984,540 (g)
Franklin BSP Lending Fund 2026 Quarterly Report
|5

Consolidated Schedule of Investments (unaudited) (cont’d)
March 31, 2026
 Franklin BSP Lending Fund
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount	Value
Ground Transportation — 0.5%
Avis Budget Car Rental LLC/Avis Budget Finance Inc., Senior Notes	8.000%	2/15/31	$1,500,000	$1,483,807 (g)
Health Care Technology — 0.8%
AthenaHealth Group Inc., Senior Notes	6.500%	2/15/30	2,500,000	2,349,234 (g)
IT Services — 0.3%
CoreWeave Inc., Senior Notes	9.250%	6/1/30	1,000,000	972,614 (g)
Media — 0.5%
Sirius XM Radio LLC, Senior Notes	5.875%	4/15/32	1,500,000	1,491,541 (g)
Metals & Mining — 0.5%
Novelis Corp., Senior Notes	6.875%	1/30/30	1,500,000	1,514,176 (g)
Mortgage Real Estate Investment Trusts (REITs) — 0.6%
Rithm Capital Corp., Senior Notes	8.000%	7/15/30	2,000,000	1,931,902 (g)
Oil, Gas & Consumable Fuels — 1.0%
Devon Energy Corp., Senior Notes	5.750%	9/15/54	1,500,000	1,410,815
Northern Oil & Gas Inc., Senior Notes	8.750%	6/15/31	1,500,000	1,560,630 (g)
Total Oil, Gas & Consumable Fuels				2,971,445
Semiconductors & Semiconductor Equipment — 0.8%
Advanced Micro Devices Inc., Senior Notes	4.393%	6/1/52	1,500,000	1,245,262
Broadcom Inc., Senior Notes	3.500%	2/15/41	1,500,000	1,197,371
Total Semiconductors & Semiconductor Equipment				2,442,633

Total Corporate Bonds & Notes (Cost — $20,869,225)				20,576,344
Bank Loans — 0.0%
Professional Services — 0.0%
Onesource Virtual Inc., Initial Term Loan	12.000%	1/30/34	10,000	10,000 (a)(b)(c)

Total Subordinated Debt (Cost — $20,879,225)				20,586,344

Warrants — 0.0%††
Professional Services — 0.0%††
Onesource Virtual Inc. (Cost — $0)			1,269	$0 *(c)(k)

Total Investments before Short-Term Investments (Cost — $416,825,683)				416,691,974
	Rate		Shares
Short-Term Investments — 2.9%
Money Market Funds — 2.9%
Western Asset Premier Institutional Government Reserves (Cost — $8,739,080)	3.589%		8,739,080	8,739,080 (j)(l)
Total Investments — 138.1% (Cost — $425,564,763)				425,431,054
Liabilities in Excess of Other Assets — (38.1)%				(117,385,718)
Total Net Assets — 100.0%				$308,045,336

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Franklin BSP Lending Fund 2026 Quarterly Report

 Franklin BSP Lending Fund
††	Represents less than 0.1%.
*	Non-income producing security.
(a)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.
(b)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.
(c)	Security is valued using significant unobservable inputs (Note 1).
(d)
Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(e)
All or a portion of this loan is unfunded as of March 31, 2026. The interest rate for fully unfunded term loans is to be determined. At March 31, 2026, the total principal amount of unfunded commitments totaled $83,861,848.

(f)	All or a portion of this loan has not settled as of March 31, 2026. Interest rates are not effective until settlement date. Interest rates shown, if any, are for the settled portion of the loan.
(g)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(h)
Investment has no redemption provision, is issued in private placement transactions and are restricted to resale. The investment may have been purchased on various dates and for different amounts. The date of the first purchase is reflected under the acquisition date as shown in the Consolidated Schedule of
Investments. Total fair value of restricted investment as of March 31, 2026 was $2,978,727, or 1.0% of net assets.

(i)	Investment has a total capital commitment of $6,177,000, of which $3,717,141 remained unfunded at March 31, 2026.
(j)
In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund . At March 31, 2026 , the total market value of investments in Affiliated Companies was $ 11,717,807 and the cost was $ 11,717,807 (Note 2).

(k)	Value is less than $1.
(l)	Rate shown is one-day yield as of the end of the reporting period.

Abbreviation(s) used in this schedule:
CMI	—	California Mortgage Insurance Program— Insured Bonds
SOFR	—	Secured Overnight Financing Rate
This Consolidated Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule.
Franklin BSP Lending Fund 2026 Quarterly Report
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Notes to Consolidated Schedule of Investments (unaudited)
1. Organization and significant accounting policies
Franklin BSP Lending Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund operates as an “interval fund”. The Fund commenced operations on August 7, 2025.
The Fund’s investment objective is to generate risk-adjusted returns (i.e., returns made relative to the amount of risk taken) with consistent current income. The Fund seeks to achieve its investment objective through private debt investment opportunities in middle-market companies in the United States, which it generally defines as companies with $25 million to $100 million EBITDA. Under normal circumstances, debt investments will represent at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes). The investment portfolio will consist of privately offered secured debt (including senior secured, unitranche, and second-lien debt) and unsecured debt (including senior unsecured and subordinated debt) across directly originated corporate loans and, to a lesser extent, broadly syndicated corporate loans, collateralized loan obligations and high yield corporate bonds. The Fund also intends to invest a portion of its assets in a portfolio of liquid assets, including cash and cash equivalents, liquid fixed income securities and other credit instruments, derivatives and other investment companies, including money market funds and exchange traded funds.
The Fund is designed primarily for long-term investors and not as a trading vehicle. The Fund is an “interval fund”, which, subject to applicable law, conducts quarterly repurchase offers for between 5% and 25% of the Fund’s outstanding shares at a price equal to net asset value (“NAV”) per share. Under normal market conditions, the Fund currently intends to repurchase 5% of its outstanding shares at NAV per share on a quarterly basis. It is also possible that a repurchase offer may be oversubscribed, with the result that the shareholders of the Fund may only be able to have a portion of their shares repurchased. The Fund does not currently intend to list its shares for trading on any national securities exchange. The shares are, therefore, not readily marketable. Even though the Fund will make quarterly repurchase offers to provide liquidity to shareholders, shareholders should consider their shares to be illiquid.
The Fund may make investments through one or more wholly-owned subsidiaries (each, a “Subsidiary” and collectively, the “Subsidiaries”). The Fund may form a Subsidiary in order to pursue its investment objective and strategies. Unless otherwise noted, these financial statements are the consolidated financial statements of the Fund and its wholly-owned Subsidiaries. All intercompany transactions have been eliminated in consolidation. As of March 31, 2026, the Fund’s sole wholly-owned subsidiary is FBLEND Equipment Finance Holdings LLC (“FBLEND Sub”). FBLEND Sub is a Delaware limited liability company that has elected to be taxed as a corporation for federal income tax purposes. As of March 31, 2026, 0.7% of the Fund’s total market value of investments is held by FBLEND Sub.
The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946.
(a) Investment valuation.  The Fund calculates its net asset value on a daily basis by subtracting liabilities (including accrued expenses or distributions) from the total assets of the Fund (the value of investments, plus cash or other assets, including interest and distributions accrued but not yet received). The Fund’s assets and liabilities are valued in accordance with GAAP using the principles set forth below.
Valuation oversight
Pursuant to policies adopted by the Board of Trustees (the “Board”), the Manager has been designated as the valuation designee and is responsible for the oversight of the valuation process. The Board has designated the Manager to perform these fair value determinations relating to the value of such investments, in accordance with such procedures and Rule 2a-5 under the 1940 Act. The Fund’s Manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s Manager and the Board. The Board oversees the Valuation Committee’s implementation of the valuation policy and may consult with representatives from the Fund’s outside legal counsel or other third-party consultants in their discussions and deliberations. Fair valuation is based on, among other things, input from the Manager, the Valuation Committee, and one or more independent valuation firms.
Investments without a readily determinable fair value are primarily valued using a market approach, an income approach, or both approaches, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts.
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Franklin BSP Lending Fund 2026 Quarterly Report

In following these approaches, the types of factors that the Fund management may take into account in fair value pricing the Fund’s investments include, as relevant: available current market data, including relevant and applicable market trading  and  transaction  comparables,  applicable  market  yields  and  multiples,  security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cashflows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, M&A comparables, and enterprise values, among other  factors.  When  available,  broker  quotations  and/or  quotations  provided  by  pricing services are considered as an input in the valuation process. With  respect  to  investments  for  which  market  quotations  are  not  readily  available,  a multi-step valuation process is undertaken, as described below:
Investments without a readily determinable fair value are primarily valued using a market approach, an income approach, or both approaches, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that the Fund management may take into account in fair value pricing the Fund’s investments include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cashflows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, M&A comparables, and enterprise values, among other factors. When available, broker quotations and/or quotations provided by pricing services are considered as an input in the valuation process. With respect to investments for which market quotations are not readily available, a multi-step valuation process is undertaken, as described below:
The valuations for fixed income securities (which may include, but are not limited to, corporate bonds, mortgage-backed and asset-back securities, and collateralized mortgage obligations) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Equity securities, including exchange-traded funds, for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third-party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the Manager to be unreliable, the market price may be determined by the Manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board.
When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.
Pursuant to policies adopted by the Board, the Fund’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s manager and the Board. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not
Franklin BSP Lending Fund 2026 Quarterly Report
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Notes to Consolidated Schedule of Investments (unaudited) (cont’d)
limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board quarterly.
The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.
GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
•
 Level 1 — unadjusted quoted prices in active markets for identical investments
•
 Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•
 Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Bank Loans:
Aerospace & Defense	—	$1,328,133	$11,807,394	$13,135,527
Air Freight & Logistics	—	—	4,660,606	4,660,606
Capital Markets	—	3,832,009	24,178,587	28,010,596
Chemicals	—	—	15,907,252	15,907,252
Commercial Services & Supplies	—	—	6,248,566	6,248,566
Construction & Engineering	—	—	27,397,377	27,397,377
Distributors	—	—	6,533,361	6,533,361
Diversified Consumer Services	—	1,449,760	3,995,420	5,445,180
Diversified Telecommunication Services	—	3,398,571	16,109,910	19,508,481
Electrical Equipment	—	—	30,580,380	30,580,380
Financial Services	—	490,184	36,261,677	36,751,861
Health Care Equipment & Supplies	—	989,315	6,782,915	7,772,230
Insurance	—	969,555	17,858,363	18,827,918
Interactive Media & Services	—	—	1,436,191	1,436,191
Machinery	—	1,102,981	4,305,390	5,408,371
Media	—	—	1,479,399	1,479,399
Oil, Gas & Consumable Fuels	—	—	26,080,598	26,080,598
Professional Services	—	—	47,927,518	47,927,518
Software	—	—	29,065,470	29,065,470
Other Bank Loans	—	17,075,804	—	17,075,804
Corporate Bonds & Notes	—	64,460,561	—	64,460,561
Equity	—	—	2,978,727	2,978,727
Warrants	—	—	0 *	0*
Total Long-Term Investments	—	95,096,873	321,595,101	416,691,974
Short-Term Investments†	$8,739,080	—	—	8,739,080
Total Investments	$8,739,080	$95,096,873	$321,595,101	$425,431,054
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Franklin BSP Lending Fund 2026 Quarterly Report

†	See Consolidated Schedule of Investments for additional detailed categorizations.
*	Amount represents less than $1.
The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Balance as of December 31, 2025	Accrued premiums/ discounts	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Purchases
Senior Loans:
Aerospace & Defense	—	—	—	—	$11,807,394
Air Freight & Logistics	$4,663,747	$4,723	$110	$478	—
Capital Markets	24,201,319	7,902	310	(1,118)	—
Chemicals	10,103,000	6,582	7,491	(13,434)	6,334,020
Commercial Services & Supplies	4,749,927	1,471	65	11,695	1,492,500
Construction & Engineering	16,005,000	37,845	512	64,899	12,301,185
Distributors	6,624,786	2,035	863	(3,105)	—
Diversified Consumer Services	3,516,000	3,710	152	6,078	487,060
Diversified Telecommunication Services	—	2,231	—	72,649	16,035,030
Electrical Equipment	—	3,963	—	82,492	30,493,925
Financial Services	34,404,601	7,088	12	362,476	1,492,500
Health Care Equipment & Supplies	—	—	—	34,085	6,748,830
Insurance	17,865,527	657	(24)	(633)	—
Interactive Media & Services	—	—	—	—	—
Machinery	—	569	—	301	4,304,520
Media	—	—	—	(1,870)	1,481,269
Oil, Gas & Consumable Fuels	7,101,840	1,451	—	(833)	18,985,875
Professional Services	23,470,911	19,410	566	22,663	24,474,040
Software	29,331,489	10,158	617	(205,894)	—
Equity	2,459,859	—	—	—	518,868
Warrants	—	—	—	—	—
Total	$184,498,006	$109,795	$10,674	$430,929	$136,957,016

Investments in Securities (cont’d)	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of March 31, 2026	Net change in unrealized appreciation (depreciation) for investments in securities still held at March 31, 2026
Senior Loans:
Aerospace & Defense	—	—	—	$11,807,394	—
Air Freight & Logistics	$(8,452)	—	—	4,660,606	$478
Capital Markets	(29,826)	—	—	24,178,587	(1,118)
Chemicals	(530,407)	—	—	15,907,252	(13,434)
Commercial Services & Supplies	(7,092)	—	—	6,248,566	11,695
Construction & Engineering	(1,012,064)	—	—	27,397,377	64,899
Distributors	(91,218)	—	—	6,533,361	(3,105)
Diversified Consumer Services	(17,580)	—	—	3,995,420	6,078
Franklin BSP Lending Fund 2026 Quarterly Report
|11

Notes to Consolidated Schedule of Investments (unaudited) (cont’d)
Investments in Securities (cont’d)	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of March 31, 2026	Net change in unrealized appreciation (depreciation) for investments in securities still held at March 31, 2026
Diversified Telecommunication Services	—	—	—	$16,109,910	$72,649
Electrical Equipment	—	—	—	30,580,380	82,492
Financial Services	$(5,000)	—	—	36,261,677	362,476
Health Care Equipment & Supplies	—	—	—	6,782,915	34,085
Insurance	(7,164)	—	—	17,858,363	(633)
Interactive Media & Services	—	$1,436,191	—	1,436,191	—
Machinery	—	—	—	4,305,390	301
Media	—	—	—	1,479,399	(1,870)
Oil, Gas & Consumable Fuels	(7,735)	—	—	26,080,598	(833)
Professional Services	(60,072)	—	—	47,927,518	22,663
Software	(70,900)	—	—	29,065,470	(205,894)
Equity	—	—	—	2,978,727	—
Warrants	—	—	—	—	—
Total	$(1,847,510)	$1,436,191	—	$321,595,101	$430,929
The following table summarizes the valuation techniques used and unobservable inputs approved by the Valuation Committee to determine the fair value of certain material Level 3 investments. The table does not include Level 3 investments with values derived utilizing prices from prior transactions or third party pricing information without adjustment (e.g., broker quotes, pricing services, net asset values).

	Fair Value at 3/31/26 (000’s)*	Valuation Technique(s)	Unobservable Input(s)	Range/Weighted Average	Impact to Valuation from an Increase in Input**
Senior Secured 1st Lien Debt
Aerospace & Defense	$11,807	Yield Analysis	Market Yield	8.930%-10.020%	Decrease
Air Freight & Logistics	4,661	Yield Analysis	Market Yield	10.680%-11.740%	Decrease
Capital Markets	24,179	Yield Analysis	Market Yield	8.370%-9.440%	Decrease
Chemical	9,573	Yield Analysis	Market Yield	9.340%-10.460%	Decrease
Commercial Services & Supplies	4,745	Yield Analysis	Market Yield	8.450%-9.530%	Decrease
Construction & Engineering	27,397	Yield Analysis	Market Yield	8.590%-10.430%	Decrease
Distributors	6,533	Yield Analysis	Market Yield	8.640%-9.590%	Decrease
Diversified Consumer Services	3,995	Yield Analysis	Market Yield	8.650%-10.650%	Decrease
Diversified Telecommunication Services	7,488	Yield Analysis	Market Yield	8.150%-9.210%	Decrease
Electrical Equipment	17,017	Yield Analysis	Market Yield	7.480%-8.560%	Decrease
Financial Services	15,763	Yield Analysis	Market Yield	8.380%-9.150%	Decrease
Insurance	17,858	Yield Analysis	Market Yield	8.070%-8.890%	Decrease
Oil, Gas & Consumable Fuels	6,166	Yield Analysis	Market Yield	8.300%-8.840%	Decrease
Professional Services	42,950	Yield Analysis	Market Yield	7.900%-9.900%	Decrease
Software	29,065	Yield Analysis	Market Yield	8.210%-11.020%	Decrease

* Senior secured 1st lien debt investments of $53,872,308, Senior secured 2nd lien debt investments of $17,868,770, Equity of $2,978,727 and Subordinated debt of $10,000 are fair valued at cost based on recent transaction prices as of March 31, 2026, in accordance with procedures approved by the Board and are not included in the table above.

** This column represents the directional change in the fair value of the Level 3 investments that would result in an increase from the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these unobservable inputs in isolation could result in significantly higher or lower fair value measurements.

2. Transactions with affiliated companies
As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered
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Franklin BSP Lending Fund 2026 Quarterly Report

an affiliated company for all or some portion of the period ended March 31, 2026. The following transactions were effected in such company for the period ended March 31, 2026.

	Affiliate Value at December 31, 2025	Purchased		Sold
		Cost	Shares	Proceeds	Shares
Money Market Funds:
Western Asset Premier Institutional Government Reserves	$19,509,436	$187,796,877	187,796,877	$198,567,233	198,567,233
Equity:
BSP Equipment Financing LLC	2,459,859	518,868	—	—	—
Total	$21,969,295	$188,315,745		$198,567,233

(cont’d)	Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at March 31, 2026
Money Market Funds:
Western Asset Premier Institutional Government Reserves	—	$276,314	—	$8,739,080
Equity:
BSP Equipment Financing LLC	—	—	—	2,978,727
Total	—	$276,314	—	$11,717,807
Franklin BSP Lending Fund 2026 Quarterly Report
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